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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 16, 2003



                           CHAMPION ENTERPRISES, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Michigan                      1-9751                  38-2743168
----------------------------    ------------------------   --------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                         2701 Cambridge Court, Suite 300
                          Auburn Hills, Michigan 48326
         --------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (248) 340-9090


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.       Other Events.

         On July 16, 2003, Champion Enterprises, Inc. issued a press release announcing its financial results for the second quarter ended June 28, 2003. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.


Item 7.       Financial Statements and Exhibits.

     (c) Exhibits.

              Exhibit
              Number

              99.1     Press Release dated July 16, 2003.


Item 9.       Regulation FD Disclosure.

         The following information required to be disclosed pursuant to Item 12 -- "Results of Operations and Financial Condition" is being furnished under Item 9 -- "Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

         The press release referred to under Item 5 above is also being furnished pursuant to Item 12 of Form 8-K. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CHAMPION ENTERPRISES, INC.

                                           /s/ Phyllis A. Knight
                                           ----------------------------------
                                           Phyllis A. Knight,
                                           Executive Vice President and
                                           Chief Financial Officer


Date:    July 16, 2003


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                                INDEX TO EXHIBITS


Exhibit No.                Description

      99.1                 Press Release dated July 16, 2003